UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend and
Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2018

Item 1. Reports to Stockholders

Closed-end fund

Delaware Enhanced Global Dividend and Income Fund

May 31, 2018

The figures in the semiannual report for Delaware Enhanced Global Dividend and Income Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Delaware Enhanced Global Dividend and Income Fund (“DEX” or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Plan”). Currently under the Plan, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three months’ average NAV per share, divided by 12. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so.

Under the Plan, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. The Fund will generally distribute amounts necessary to satisfy the terms of the Fund’s Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code (the “Code”). Each monthly distribution to shareholders is expected to be at the fixed percentage described above, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

The Board may amend, suspend or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The methodology for determining monthly distributions under the Plan will be reviewed at least annually by the Fund’s Board, and the Fund will continue to evaluate its distribution in light of ongoing market conditions. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain distributions under the Plan. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, portfolio companies suspending or decreasing corporate dividend distributions, and changes in the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total investment return on NAV is presented in its financial highlights table.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Other Fund Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at delawarefunds.com/closed-end/performance/fund-distributions.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of May 31, 2018, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc.

Security type / sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

As of May 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets

Common Stock	68.64%
Consumer Discretionary	11.55%
Consumer Staples	6.37%
Diversified REITs	0.11%
Energy	5.09%
Financials	11.94%
Healthcare	8.05%
Healthcare REITs	0.05%
Hotel REITs	0.51%
Industrial REIT	0.11%
Industrials	11.44%
Information Technology	3.59%
Mall REITs	0.07%
Materials	2.35%
Multifamily REITs	0.70%
Office REITs	0.47%
Shopping Center REITs	0.27%
Single Tenant REIT	0.07%
Telecommunication Services	4.25%
Utilities	1.65%

Convertible Preferred Stock	2.44%

Exchange-Traded Fund	0.01%

Limited Partnerships	1.08%

Agency Collateralized Mortgage Obligation	0.02%

Agency Commercial Mortgage-Backed Securities	0.01%

Agency Mortgage-Backed Securities	0.02%

Convertible Bonds	15.81%
Basic Industry	0.44%
Brokerage	0.45%
Capital Goods	2.28%
Communications	1.04%
Consumer Cyclical	0.82%
Consumer Non-Cyclical	3.45%
Electric	0.14%
Energy	1.46%
Financials	1.41%
Real Estate Investment Trusts	2.07%
Technology	2.25%

Corporate Bonds	45.41%
Banking	2.16%
Basic Industry	7.65%
Brokerage	0.22%

Security type / sector	Percentage of net assets

Capital Goods	1.45%
Consumer Cyclical	3.82%
Consumer Non-Cyclical	1.71%
Electric	0.34%
Energy	8.29%
Financials	0.22%
Healthcare	3.33%
Insurance	0.66%
Media	4.52%
Real Estate Investment Trusts	1.47%
Retail	0.04%
Services	2.74%
Technology	2.50%
Telecommunications	2.66%
Transportation	0.26%
Utilities	1.37%

Non-Agency Asset-Backed Security	0.05%

Non-Agency Collateralized Mortgage Obligation	0.00%

Regional Bond	0.23%

Sovereign Bonds	3.61%

US Treasury Obligations	0.89%

Leveraged Non-Recourse Security	0.00%

Preferred Stock	0.54%

Warrant	0.00%

Short-Term Investments	2.31%

Total Value of Securities	141.07%

Borrowing Under Line of Credit	(42.62%)

Receivables and Other Assets Net of Liabilities	1.55%

Total Net Assets	100.00%

(continues)	1

Security type / sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

Country*	Percentage of net assets

Argentina	0.90%
Australia	0.69%
Austria	0.32%
Belgium	0.03%
Canada	2.14%
Cayman Islands	0.63%
China/Hong Kong	2.76%
Colombia	0.25%
Denmark	0.70%
France	11.07%
Germany	3.02%
Hong Kong	0.08%
Indonesia	2.86%
Ireland	0.18%
Israel	0.25%
Italy	1.59%
Jamaica	0.31%
Japan	9.90%
Luxembourg	1.44%
Mexico	2.25%
Netherlands	4.08%
Puerto Rico	0.32%
Republic of Korea	1.24%
Russia	0.58%
Spain	0.82%
Sweden	2.63%
Switzerland	2.04%
United Arab Emirates	0.37%
United Kingdom	11.20%
United States	74.11%

Total	138.76%

* Allocation includes all investments except for short-term investments.

The percentage of net assets exceeds 100.00% because the Fund utilizes a line of credit with The Bank of New York Mellon, as described in Note 5 in “Notes to financial statements.” The Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives through the use of such techniques.

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

May 31, 2018 (Unaudited)

	Number of shares	Value (US $)

Common Stock – 68.64%❖

Consumer Discretionary – 11.55%
Bayerische Motoren Werke	23,361	$2,334,327
Cie Generale des Etablissements Michelin	13,478	1,742,480
Ford Motor	84,900	980,595
Kering	4,206	2,413,887
Nitori Holdings	3,808	653,179
Playtech	231,482	2,404,692
Publicis Groupe	13,009	907,980
Puma	475	287,452
Target	13,000	947,570
Techtronic Industries	337,500	2,007,753
Toyota Motor	37,305	2,366,149
Valeo	27,671	1,758,001
Whirlpool	3,400	492,150
Yue Yuen Industrial Holdings	945,500	2,916,199

		22,212,414

Consumer Staples – 6.37%
Archer-Daniels-Midland	14,400	629,568
British American Tobacco ADR	13,040	667,648
Carlsberg Class B	12,118	1,345,793
Coca-Cola Amatil	66,291	444,604
Imperial Brands	102,865	3,701,793
Kimberly-Clark	10,700	1,079,095
Kraft Heinz	9,200	528,816
Matsumotokiyoshi Holdings	44,800	2,157,442
Mondelez International	14,100	553,707
Procter & Gamble	15,700	1,148,769

		12,257,235

Diversified REITs – 0.11%
Orix JREIT	40	63,123
Sun Hung Kai Properties	9,000	144,773

		207,896

Energy – 5.09%
Chevron	6,700	832,810
Occidental Petroleum	15,900	1,338,780
Royal Dutch Shell ADR	15,800	1,142,814
Suncor Energy	52,500	2,090,930
TOTAL	41,424	2,518,325
TOTAL ADR	18,200	1,103,830
Williams	28,500	765,510

		9,792,999

	Number of shares	Value (US $)

Common Stock❖ (continued)

Financials – 11.94%
American International Group	22,100	$1,166,659
Arthur J Gallagher & Co.	8,100	536,868
Ashford †	632	48,933
AXA	106,061	2,657,411
Banco Santander	290,725	1,581,081
Bank Rakyat Indonesia Persero	10,362,200	2,288,908
BB&T	21,100	1,107,750
ING Groep	159,067	2,316,765
Mitsubishi UFJ Financial Group	430,628	2,595,921
Nordea Bank	266,854	2,566,369
Nordea Bank FDR	52,674	508,861
Standard Chartered	253,052	2,533,913
UniCredit	115,399	1,914,340
Wells Fargo & Co.	21,100	1,139,189

		22,962,968

Healthcare – 8.05%
AbbVie	9,600	949,824
Amgen	3,200	574,784
AstraZeneca ADR	32,900	1,218,287
Brookdale Senior Living †	195,357	1,537,460
Cardinal Health	15,500	807,395
CVS Health	8,300	526,137
Johnson & Johnson	6,600	789,492
Koninklijke Philips	50,007	2,059,375
Merck & Co.	24,000	1,428,720
Novartis	38,127	2,834,467
Pfizer	39,860	1,432,170
Sanofi	17,314	1,327,185

		15,485,296

Healthcare REITs – 0.05%
Assura	108,212	81,396
Sabra Health Care REIT	1,108	22,969

		104,365

Hotel REITs – 0.51%
Ashford Hospitality Trust	55,000	405,350
Braemar Hotels & Resorts	13,251	145,761
Hospitality Properties Trust	10,500	303,975
MGM Growth Properties Class A	4,365	129,553

		984,639

Industrial REIT – 0.11%
Prologis Property Mexico	116,800	204,674

		204,674

(continues)	3

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Number of shares	Value (US $)

Common Stock❖ (continued)

Industrials – 11.44%
Deutsche Post	75,565	$2,865,945
East Japan Railway	10,361	1,022,683
ITOCHU	229,902	4,301,876
Leonardo	69,979	712,927
Lockheed Martin	2,300	723,442
Meggitt	284,270	1,855,575
MINEBEA MITSUMI	130,000	2,453,307
Rexel	58,934	866,985
Teleperformance	16,587	2,622,919
United Technologies	4,800	599,136
Vinci	29,183	2,870,234
Waste Management	13,400	1,108,314

		22,003,343

Information Technology – 3.59%
CA	31,600	1,129,384
Canon ADR	15,300	520,812
Cisco Systems	24,600	1,050,666
Intel	20,200	1,115,040
International Business Machines	5,100	720,681
Samsung Electronics	50,650	2,378,403

		6,914,986

Mall REITs – 0.07%
Simon Property Group	843	135,065

		135,065

Materials – 2.35%
DowDuPont	16,100	1,032,171
Rio Tinto	61,702	3,480,072

		4,512,243

Multifamily REITs – 0.70%
Equity Residential	18,800	1,203,012
Gecina	450	77,799
Grainger	18,825	76,408

		1,357,219

Office REITs – 0.47%
alstria office REIT	22,089	325,808
Champion REIT	125,000	87,201
Easterly Government Properties	5,925	119,981
Intervest Offices & Warehouses	2,500	62,160
Kenedix Office Investment	50	309,720

		904,870

Shopping Center REITs – 0.27%
Charter Hall Retail REIT	71,117	226,584

	Number of shares	Value (US $)

Common Stock❖ (continued)

Shopping Center REITs (continued)
Link REIT	33,000	$290,752

		517,336

Single Tenant REIT – 0.07%
STORE Capital	4,910	131,588

		131,588

Telecommunication Services – 4.25%
AT&T	38,400	1,241,088
Century Communications =†	125,000	0
Mobile TeleSystems PJSC ADR	116,900	1,119,902
Nippon Telegraph & Telephone	55,802	2,606,897
Tele2 Class B	161,778	1,979,660
Verizon Communications	25,900	1,234,653

		8,182,200

Utilities – 1.65%
Edison International	7,600	472,416
National Grid	176,857	1,951,967
National Grid ADR	13,375	746,459

		3,170,842

Total Common Stock (cost $117,705,581)		132,042,178

Convertible Preferred Stock – 2.44%

A Schulman 6.00% exercise price $52.33 Y	940	975,038
AMG Capital Trust II 5.15% exercise price $200.00, maturity date 10/15/37	14,324	853,749
Bank of America 7.25% exercise price $50.00 Y	728	921,648
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	22,617	1,077,135
Wells Fargo & Co. 7.50% exercise price $156.71 Y	695	873,615

Total Convertible Preferred Stock (cost $4,374,060)		4,701,185

Exchange-Traded Fund – 0.01%

iPATH S&P 500 VIX
Short-Term Futures ETN †	390	14,348

Total Exchange-Traded Fund (cost $1,176,115)		14,348

	Number of shares	Value (US $)

Limited Partnerships – 1.08%

Brookfield Infrastructure Partners	1,062	$40,462
Merion Champion’s Walk =p†	1,008,509	958,083
Merion Countryside =p†	780,938	1,084,722

Total Limited Partnerships (cost $1,643,109)		2,083,267

	Principal
	amount°

Agency Collateralized Mortgage Obligation – 0.02%

Fannie Mae REMICs
Series 2001-50 BA 7.00% 10/25/41	36,707	40,711

Total Agency Collateralized Mortgage Obligation (cost $37,516)		40,711

Agency Commercial Mortgage-Backed Securities – 0.01%

FREMF Mortgage Trust
Series 2011-K15 B 144A 4.948% 8/25/44 #●	10,000	10,465
Series 2012-K22 B 144A 3.686% 8/25/45 #●	10,000	10,094

Total Agency Commercial Mortgage-Backed Securities (cost $21,214)		20,559

Agency Mortgage-Backed Securities – 0.02%

Fannie Mae ARM
3.341% (LIBOR12M + 1.591%, Cap 11.196%) 10/1/36 ●	2,711	2,830
3.44% (LIBOR12M + 1.69%, Cap 10.122%) 11/1/35 ●	3,562	3,740
3.541% (LIBOR12M + 1.799%, Cap 11.112%) 10/1/36 ●	2,778	2,914
3.823% (LIBOR12M + 1.754%, Cap 11.211%) 4/1/36 ●	8,692	9,088
Fannie Mae S.F. 30 yr 5.00% 6/1/44	3,832	4,128
6.00% 7/1/41	869	964
Freddie Mac ARM 3.281% (H15T1Y + 2.14%, Cap 10.886%) 10/1/36 ●	5,139	5,394
Freddie Mac S.F. 30 yr 5.00% 12/1/44	970	1,041

	Principal	Value
	amount°	(US $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac S.F. 30 yr 5.50% 4/1/40	829	$900
GNMA II S.F. 30 yr 6.00% 2/20/40	2,498	2,727

Total Agency Mortgage-Backed Securities (cost $33,072)		33,726

Convertible Bonds – 15.81%

Basic Industry – 0.44%
Team 144A 5.00% exercise price $21.70, maturity date 8/1/23 #	685,000	834,655

		834,655

Brokerage – 0.45%
GAIN Capital Holdings 144A 5.00% exercise price $8.20, maturity date 8/15/22 #	709,000	868,525

		868,525

Capital Goods – 2.28%
Aerojet Rocketdyne Holdings 2.25% exercise price $26.00, maturity date 12/15/23	193,000	251,293
Cemex 3.72% exercise price $11.01, maturity date 3/15/20	1,071,000	1,066,978
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	583,000	731,452
Kaman 3.25% exercise price $65.26, maturity date 5/1/24	811,000	1,008,789
Tesla Energy Operations 1.625% exercise price $759.35, maturity date 11/1/19	1,439,000	1,332,717

		4,391,229

Communications – 1.04%
DISH Network
2.375% exercise price $82.22, maturity date 3/15/24	842,000	708,000
3.375% exercise price $65.18, maturity date 8/15/26	501,000	445,549

(continues)	5

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal	Value
	amount°	(US $)

Convertible Bonds (continued)

Communications (continued)
Liberty Interactive 144A 1.75% exercise price $341.10, maturity date 9/30/46 #	639,000	$663,482
Liberty Media 2.25% exercise price $104.55, maturity date 9/30/46	178,000	186,245

		2,003,276

Consumer Cyclical – 0.82%
Booking Holdings 0.35% exercise price $1,315.10, maturity date 6/15/20	300,000	486,380
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	664,000	634,742
Live Nation Entertainment 144A 2.50% exercise price $68.02, maturity date 3/15/23 #	447,000	450,189

		1,571,311

Consumer Non-Cyclical – 3.45%
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	405,000	470,917
Brookdale Senior Living 2.75% exercise price $29.33, maturity date 6/15/18	1,337,000	1,339,613
Insulet 144A 1.375% exercise price $93.18, maturity date 11/15/24 #	306,000	360,955
Medicines 2.75% exercise price $48.97, maturity date 7/15/23	1,013,000	986,573
Neurocrine Biosciences 2.25% exercise price $75.92, maturity date 5/15/24	515,000	741,954
Pacira Pharmaceuticals 2.375% exercise price $66.89, maturity date 4/1/22	795,000	754,507
Paratek Pharmaceuticals 144A 4.75% exercise price $15.90, maturity date 5/1/24 #	282,000	277,681

	Principal	Value
	amount°	(US $)

Convertible Bonds (continued)

Consumer Non-Cyclical (continued)
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	173,000	$323,965
Vector Group
1.75% exercise price $22.35, maturity date 4/15/20 ●	1,007,000	1,062,703
2.50% exercise price $14.50, maturity date 1/15/19 ●	237,000	319,900

		6,638,768

Electric – 0.14%
NRG Energy 144A 2.75% exercise price $47.74, maturity date 6/1/48 #	255,000	261,593

		261,593

Energy – 1.46%
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	1,273,000	1,018,144
Helix Energy Solutions Group
4.125% exercise price $9.47, maturity date 9/15/23	31,000	35,844
4.25% exercise price $13.89, maturity date 5/1/22	944,000	961,511
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	762,000	794,385

		2,809,884

Financials – 1.41%
Ares Capital 3.75% exercise price $19.39, maturity date 2/1/22	884,000	901,117
Blackhawk Network Holdings 1.50% exercise price $49.83, maturity date 1/15/22	886,000	984,339
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	814,000	834,298

		2,719,754

	Principal amount°	Value (US $)

Convertible Bonds (continued)

Real Estate Investment Trusts – 2.07%
Blackstone Mortgage Trust 4.375% exercise price
$35.67, maturity date 5/5/22	921,000	$903,554
5.25% exercise price $27.36, maturity date 12/1/18	758,000	865,314
Spirit Realty Capital 3.75% exercise price $12.91, maturity date 5/15/21	977,000	987,230
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20	1,219,000	1,233,218

		3,989,316

Technology – 2.25%
Ciena 3.75% exercise price $20.17, maturity date 10/15/18	469,000	554,115
Electronics For Imaging 0.75% exercise price $52.72, maturity date 9/1/19	560,000	554,145
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	649,000	713,708
PROS Holdings 2.00% exercise price $33.79, maturity date 12/1/19	185,000	217,989
144A 2.00% exercise price $48.63, maturity date 6/1/47 #	528,000	520,128
Synaptics 144A 0.50% exercise price $73.02, maturity date 6/15/22 #	769,000	709,787
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	1,101,000	1,065,651

		4,335,523

Total Convertible Bonds (cost $29,162,476)		30,423,834

Corporate Bonds – 45.41%

Banking – 2.16%
Ally Financial 5.75% 11/20/25	702,000	718,321
Bank of America 3.97% 3/5/29 µ	5,000	4,930

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
Bank of America 4.183% 11/25/27	10,000	$9,817
5.625% 7/1/20	5,000	5,261
Bank of Montreal 3.803% 12/15/32 µ	5,000	4,676
Bank of New York Mellon 2.95% 1/29/23	5,000	4,910
4.625% µY	5,000	4,787
Citizens Financial Group 4.30% 12/3/25	5,000	5,013
Credit Suisse Group 144A 6.25% #µY	485,000	482,454
Fifth Third Bancorp 2.875% 7/27/20	5,000	4,981
3.95% 3/14/28	5,000	4,969
Goldman Sachs Group 4.223% 5/1/29 µ	5,000	4,940
6.00% 6/15/20	5,000	5,287
Huntington Bancshares 2.30% 1/14/22	5,000	4,818
JPMorgan Chase & Co. 4.005% 4/23/29 µ	10,000	9,910
Lloyds Banking Group 7.50% µY	775,000	812,781
Morgan Stanley 3.772% 1/24/29 µ	10,000	9,674
4.457% 4/22/39 µ	5,000	4,969
PNC Financial Services Group 5.00% µY	5,000	4,925
Popular 7.00% 7/1/19	605,000	620,125
Royal Bank of Scotland Group 8.625% µY	655,000	710,479
State Street 3.10% 5/15/23	5,000	4,941
3.30% 12/16/24	5,000	4,925
SunTrust Banks 2.45% 8/1/22	5,000	4,824
2.70% 1/27/22	5,000	4,890
UBS Group Funding Switzerland 6.875% µY	600,000	610,134
US Bancorp 3.10% 4/27/26	5,000	4,718
USB Capital IX 3.50% (LIBOR03M + 1.02%) Y●	80,000	72,800

		4,145,259

Basic Industry – 7.65%
Barrick North America Finance 5.75% 5/1/43	5,000	5,753
BMC East 144A 5.50% 10/1/24 #	312,000	303,030

(continues)	7

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Basic Industry (continued)
Boise Cascade 144A 5.625% 9/1/24 #	905,000	$912,919
Builders FirstSource 144A 5.625% 9/1/24 #	405,000	399,326
Chemours 5.375% 5/15/27	456,000	446,880
CSN Resources 144A 7.625% 2/13/23 #	500,000	458,750
Dow Chemical 8.55% 5/15/19	34,000	35,774
FMG Resources August 2006 144A 4.75% 5/15/22 #	240,000	236,400
144A 5.125% 5/15/24 #	424,000	417,640
Freeport-McMoRan 4.55% 11/14/24	365,000	355,875
6.875% 2/15/23	796,000	857,690
Georgia-Pacific 8.00% 1/15/24	10,000	12,174
Hudbay Minerals 144A 7.25% 1/15/23 #	60,000	62,250
144A 7.625% 1/15/25 #	435,000	458,925
IAMGOLD 144A 7.00% 4/15/25 #	30,000	31,013
Jeld-Wen 144A 4.625% 12/15/25 #	80,000	75,800
144A 4.875% 12/15/27 #	500,000	466,250
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	232,000	256,360
Koppers 144A 6.00% 2/15/25 #	484,000	491,865
Kraton Polymers 144A 7.00% 4/15/25 #	362,000	374,670
Lennar 4.50% 4/30/24	430,000	418,175
4.75% 5/30/25	215,000	208,819
M/I Homes 5.625% 8/1/25	40,000	38,176
New Enterprise Stone & Lime 144A 10.125% 4/1/22 #	60,000	64,050
Nexa Resources 144A 5.375% 5/4/27 #	500,000	484,380
NOVA Chemicals 144A 5.00% 5/1/25 #	285,000	272,887
144A 5.25% 6/1/27 #	710,000	674,500
Novelis 144A 6.25% 8/15/24 #	800,000	812,080
Olin 5.00% 2/1/30	380,000	358,169
5.125% 9/15/27	478,000	466,050
Platform Specialty Products 144A 5.875% 12/1/25 #	90,000	86,737

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Basic Industry (continued)
PulteGroup 5.00% 1/15/27	215,000	$205,863
Standard Industries 144A 5.00% 2/15/27 #	855,000	805,303
144A 6.00% 10/15/25 #	100,000	101,500
Steel Dynamics 5.00% 12/15/26	460,000	455,998
Syngenta Finance 144A 5.182% 4/24/28 #	500,000	490,207
Tronox 144A 6.50% 4/15/26 #	30,000	29,663
Tronox Finance 144A 5.75% 10/1/25 #	495,000	481,387
US Concrete 6.375% 6/1/24	600,000	612,750
William Lyon Homes 144A 6.00% 9/1/23 #	50,000	50,188
Zekelman Industries 144A 9.875% 6/15/23 #	850,000	935,000

		14,711,226

Brokerage – 0.22%
E*TRADE Financial 5.30% µY	5,000	4,875
5.875% µY	400,000	406,500
Jefferies Group 4.15% 1/23/30	10,000	9,036
6.45% 6/8/27	5,000	5,520
6.50% 1/20/43	5,000	5,224

		431,155

Capital Goods – 1.45%
Allegion US Holding 3.55% 10/1/27	4,000	3,738
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	360,000	353,700
BWAY Holding 144A 5.50% 4/15/24 #	699,000	692,010
144A 7.25% 4/15/25 #	250,000	246,100
CCL Industries 144A 3.25% 10/1/26 #	5,000	4,617
Crane 4.45% 12/15/23	10,000	10,361
Crown Americas 144A 4.75% 2/1/26 #	659,000	624,139
Flex Acquisition 144A 6.875% 1/15/25 #	260,000	252,200
General Dynamics 3.375% 5/15/23	5,000	5,021
General Electric 2.10% 12/11/19	35,000	34,673
5.55% 5/4/20	5,000	5,232
6.00% 8/7/19	10,000	10,382

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Capital Goods (continued)
Lennox International 3.00% 11/15/23	5,000	$4,782
Martin Marietta Materials 4.25% 12/15/47	5,000	4,436
Northrop Grumman 3.25% 8/1/23	5,000	4,968
Nvent Finance 144A 4.55% 4/15/28 #	5,000	4,925
Titan International 144A 6.50% 11/30/23 #	50,000	50,375
TransDigm 6.375% 6/15/26	398,000	400,985
Trident Merger Sub 144A 6.625% 11/1/25 #	70,000	69,125

		2,781,769

Consumer Cyclical – 3.82%
AMC Entertainment Holdings 6.125% 5/15/27	526,000	509,957
American Axle & Manufacturing 6.25% 3/15/26	425,000	412,335
American Tire Distributors 144A 10.25% 3/1/22 #	115,000	56,925
Boyd Gaming 6.375% 4/1/26	1,013,000	1,040,857
Dollar Tree 3.70% 5/15/23	5,000	4,988
General Motors Financial 4.35% 4/9/25	5,000	4,982
GLP Capital / GLP Financing 5.375% 4/15/26	345,000	343,275
Goodyear Tire & Rubber 4.875% 3/15/27	635,000	590,550
Hilton Worldwide Finance 4.875% 4/1/27	870,000	835,200
Hyundai Capital America 144A 2.55% 2/6/19 #	10,000	9,964
KFC Holding / Pizza Hut Holdings / Taco Bell of America 144A 5.25% 6/1/26 #	740,000	725,200
MGM Resorts International 4.625% 9/1/26	483,000	449,190
Penn National Gaming 144A 5.625% 1/15/27 #	533,000	510,347
Penske Automotive Group 5.50% 5/15/26	901,000	889,737
Royal Caribbean Cruises 3.70% 3/15/28	5,000	4,696
Scientific Games International 10.00% 12/1/22	853,000	918,050

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Staples 144A 8.50% 9/15/25 #	30,000	$28,185
Starbucks 2.70% 6/15/22	5,000	4,920
Toyota Motor Credit 2.80% 7/13/22	5,000	4,928

		7,344,286

Consumer Non-Cyclical – 1.71%
Abbott Laboratories 2.80% 9/15/20	5,000	4,978
Becton Dickinson and Co. 3.363% 6/6/24	5,000	4,836
Campbell Soup 3.65% 3/15/23	5,000	4,912
Cott Holdings 144A 5.50% 4/1/25 #	603,000	595,463
Covidien International Finance 4.20% 6/15/20	20,000	20,546
CVS Health 4.10% 3/25/25	5,000	5,010
4.30% 3/25/28	5,000	4,972
4.78% 3/25/38	10,000	9,951
Dean Foods 144A 6.50% 3/15/23 #	30,000	29,475
ESAL 144A 6.25% 2/5/23 #	650,000	623,194
General Mills 3.70% 10/17/23	5,000	4,996
JBS USA 144A 5.75% 6/15/25 #	507,000	475,313
144A 6.75% 2/15/28 #	390,000	369,037
Maple Escrow Subsidiary 144A 4.417% 5/25/25 #	5,000	5,052
Pilgrim’s Pride 144A 5.75% 3/15/25 #	30,000	29,025
Post Holdings 144A 5.00% 8/15/26 #	244,000	229,360
144A 5.625% 1/15/28 #	400,000	378,500
Tempur Sealy International 5.50% 6/15/26	486,000	470,205
Zimmer Biomet Holdings 4.625% 11/30/19	30,000	30,687

		3,295,512

Electric – 0.34%
Ameren Illinois 9.75% 11/15/18	45,000	46,375
American Transmission Systems 144A 5.25% 1/15/22 #	15,000	15,840
Cleveland Electric Illuminating 5.50% 8/15/24	5,000	5,516

(continues)	9

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Electric (continued)
CMS Energy 6.25% 2/1/20	5,000	$5,249
DTE Energy 3.30% 6/15/22	5,000	4,960
Entergy Louisiana 4.05% 9/1/23	10,000	10,241
Great Plains Energy 4.85% 6/1/21	5,000	5,160
Israel Electric 144A 4.25% 8/14/28 #	500,000	476,371
Kansas City Power & Light 3.65% 8/15/25	5,000	4,951
LG&E & KU Energy 4.375% 10/1/21	20,000	20,594
National Rural Utilities Cooperative Finance 2.85% 1/27/25	5,000	4,798
4.75% 4/30/43 µ	5,000	5,117
New York State Electric & Gas 144A 3.25% 12/1/26 #	5,000	4,828
NV Energy 6.25% 11/15/20	5,000	5,367
PPL Electric Utilities 3.00% 9/15/21	10,000	9,994
Public Service Co. of New Hampshire 3.50% 11/1/23	5,000	5,037
Public Service Co. of Oklahoma 5.15% 12/1/19	15,000	15,467
South Carolina Electric & Gas 4.10% 6/15/46	5,000	4,589

		650,454

Energy – 8.29%
Abu Dhabi Crude Oil Pipeline 144A 3.65% 11/2/29 #	750,000	705,135
Alta Mesa Holdings 7.875% 12/15/24	532,000	562,590
AmeriGas Partners 5.625% 5/20/24	20,000	19,900
5.875% 8/20/26	666,000	651,015
Anadarko Petroleum 6.60% 3/15/46	5,000	6,224
Antero Resources 5.625% 6/1/23	283,000	288,660
Cheniere Corpus Christi Holdings 5.125% 6/30/27	92,000	91,770
5.875% 3/31/25	222,000	232,545
7.00% 6/30/24	205,000	227,037
Cheniere Energy Partners 144A 5.25% 10/1/25 #	60,000	58,500

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Chesapeake Energy 144A 8.00% 12/15/22 #	106,000	$112,493
8.00% 1/15/25	250,000	249,063
Crestwood Midstream Partners 5.75% 4/1/25	516,000	511,485
Diamond Offshore Drilling 7.875% 8/15/25	70,000	72,537
Diamondback Energy 4.75% 11/1/24	435,000	421,406
Ecopetrol 5.875% 5/28/45	500,000	479,875
Enbridge 6.00% 1/15/77 µ	5,000	4,825
Energy Transfer Equity 5.50% 6/1/27	260,000	264,225
Energy Transfer Partners 6.125% 12/15/45	5,000	5,085
6.625% µY	5,000	4,687
9.70% 3/15/19	7,000	7,368
Ensco 7.75% 2/1/26	70,000	66,937
Gazprom OAO Via Gaz Capital 144A 4.95% 3/23/27 #	500,000	490,917
Genesis Energy 6.50% 10/1/25	80,000	77,400
6.75% 8/1/22	726,000	740,520
Gulfport Energy 6.375% 5/15/25	20,000	19,275
6.375% 1/15/26	305,000	292,037
6.625% 5/1/23	495,000	499,950
Hilcorp Energy I 144A 5.00% 12/1/24 #	229,000	224,420
Laredo Petroleum 6.25% 3/15/23	571,000	571,000
MPLX 4.875% 12/1/24	10,000	10,433
Murphy Oil 5.75% 8/15/25	20,000	20,000
6.875% 8/15/24	1,130,000	1,200,625
Murphy Oil USA 5.625% 5/1/27	936,000	928,980
Newfield Exploration 5.375% 1/1/26	662,000	684,343
NuStar Logistics 5.625% 4/28/27	402,000	384,413
Occidental Petroleum 4.20% 3/15/48	5,000	4,981
ONEOK 7.50% 9/1/23	5,000	5,814
Petrobras Global Finance 7.25% 3/17/44	400,000	377,000
Petroleos Mexicanos 6.75% 9/21/47	160,000	151,693

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Precision Drilling 144A 7.125% 1/15/26 #	100,000	$102,250
QEP Resources 5.625% 3/1/26	650,000	623,187
Raizen Fuels Finance 144A 5.30% 1/20/27 #	500,000	479,440
Sabine Pass Liquefaction 5.625% 3/1/25	15,000	16,054
Sempra Energy 3.80% 2/1/38	5,000	4,650
Southwestern Energy 4.10% 3/15/22	239,000	233,025
6.70% 1/23/25	623,000	616,770
7.75% 10/1/27	120,000	126,000
Summit Midstream Holdings 5.75% 4/15/25	30,000	28,725
Targa Resources Partners 5.375% 2/1/27	708,000	688,530
144A 5.875% 4/15/26 #	40,000	40,238
Tecpetrol 144A 4.875% 12/12/22 #	500,000	468,845
Transcontinental Gas Pipe Line 144A 4.00% 3/15/28 #	5,000	4,918
Transocean 144A 9.00% 7/15/23 #	482,000	521,163
Transocean Proteus 144A 6.25% 12/1/24 #	194,400	198,045
Whiting Petroleum 144A 6.625% 1/15/26 #	70,000	71,750

		15,950,753

Financials – 0.22%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	400,000	420,000
Air Lease 3.00% 9/15/23	5,000	4,786
Aviation Capital Group 144A 4.875% 10/1/25 #	5,000	5,193

		429,979

Healthcare – 3.33%
Air Medical Group Holdings 144A 6.375% 5/15/23 #	676,000	640,510
Charles River Laboratories International 144A 5.50% 4/1/26 #	80,000	80,500
CHS 6.25% 3/31/23	70,000	65,625
DaVita 5.00% 5/1/25	406,000	385,822
Encompass Health 5.75% 11/1/24	700,000	713,125
5.75% 9/15/25	321,000	329,025

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Healthcare (continued)
HCA 5.375% 2/1/25	1,076,000	$1,059,860
5.875% 2/15/26	166,000	167,454
7.58% 9/15/25	194,000	211,460
Hill-Rom Holdings 144A 5.00% 2/15/25 #	378,000	370,440
144A 5.75% 9/1/23 #	273,000	281,190
Hologic 144A 4.625% 2/1/28 #	370,000	349,650
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	472,000	490,880
Polaris Intermediate 144A PIK 8.50% 12/1/22 #❆	20,000	20,725
Service Corp International 4.625% 12/15/27	360,000	344,164
Surgery Center Holdings 144A 6.75% 7/1/25 #	40,000	37,500
144A 8.875% 4/15/21 #	70,000	72,100
Tenet Healthcare 144A 5.125% 5/1/25 #	415,000	404,106
8.125% 4/1/22	359,000	376,505

		6,400,641

Insurance – 0.66%
Acrisure 144A 7.00% 11/15/25 #	50,000	46,750
AssuredPartners 144A 7.00% 8/15/25 #	100,000	98,000
AXA Equitable Holdings 144A 4.35% 4/20/28 #	5,000	4,902
Berkshire Hathaway Finance 2.90% 10/15/20	35,000	35,232
Chubb INA Holdings 3.35% 5/3/26	5,000	4,883
HUB International 144A 7.00% 5/1/26 #	120,000	120,343
Liberty Mutual Group 144A 4.95% 5/1/22 #	5,000	5,250
MetLife 6.40% 12/15/36	100,000	107,950
NFP 144A 6.875% 7/15/25 #	100,000	99,250
Nuveen Finance 144A 2.95% 11/1/19 #	5,000	4,990
144A 4.125% 11/1/24 #	10,000	10,064
Prudential Financial 5.375% 5/15/45 µ	5,000	5,037
USIS Merger Sub 144A 6.875% 5/1/25 #	727,000	734,270

		1,276,921

(continues)	11

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Media – 4.52%
Altice France 144A 7.375% 5/1/26 #	430,000	$420,863
AMC Networks 4.75% 8/1/25	460,000	433,550
CCO Holdings 144A 5.125% 5/1/27 #	250,000	234,687
144A 5.50% 5/1/26 #	39,000	37,744
144A 5.75% 2/15/26 #	442,000	434,132
144A 5.875% 5/1/27 #	566,000	557,864
Cequel Communications Holdings I 144A 7.75% 7/15/25 #	325,000	338,000
Gray Television 144A 5.875% 7/15/26 #	717,000	679,357
Lamar Media 5.75% 2/1/26	399,000	405,484
Nexstar Broadcasting 144A 5.625% 8/1/24 #	884,000	866,895
Nielsen Co. Luxembourg 144A 5.00% 2/1/25 #	855,000	827,213
Radiate Holdco 144A 6.625% 2/15/25 #	50,000	46,000
Sinclair Television Group 144A 5.125% 2/15/27 #	453,000	423,555
Sirius XM Radio 144A 5.00% 8/1/27 #	905,000	864,402
144A 5.375% 4/15/25 #	479,000	474,809
Tribune Media 5.875% 7/15/22	412,000	418,695
UPC Holding 144A 5.50% 1/15/28 #	440,000	403,700
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	410,000	385,913
VTR Finance 144A 6.875% 1/15/24 #	430,000	439,632

		8,692,495

Real Estate Investment Trusts – 1.47%
American Tower Trust I 144A 3.07% 3/15/23 #	20,000	19,722
Corporate Office Properties 3.60% 5/15/23	5,000	4,876
5.25% 2/15/24	10,000	10,451
CyrusOne 5.375% 3/15/27	422,000	426,220
Education Realty Operating Partnership 4.60% 12/1/24	5,000	5,034
ESH Hospitality 144A 5.25% 5/1/25 #	656,000	631,794
GEO Group 5.125% 4/1/23	165,000	162,937

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Real Estate Investment Trusts (continued)
GEO Group 5.875% 1/15/22	700,000	$714,875
5.875% 10/15/24	10,000	9,926
6.00% 4/15/26	339,000	333,067
Hospitality Properties Trust 4.50% 3/15/25	5,000	4,947
Host Hotels & Resorts 4.50% 2/1/26	5,000	5,015
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	502,000	479,410
LifeStorage 3.50% 7/1/26	5,000	4,693
WP Carey 4.60% 4/1/24	5,000	5,082

		2,818,049

Retail – 0.04%
Golden Nugget 144A 8.75% 10/1/25 #	70,000	73,150

		73,150

Services – 2.74%
Advanced Disposal Services 144A 5.625% 11/15/24 #	521,000	522,303
Aramark Services 144A 5.00% 2/1/28 #	145,000	139,925
Ashtead Capital 144A 4.375% 8/15/27 #	750,000	695,625
Avis Budget Car Rental 144A 6.375% 4/1/24 #	316,000	311,260
Covanta Holding 5.875% 7/1/25	517,000	499,706
Herc Rentals 144A 7.75% 6/1/24 #	482,000	519,355
KAR Auction Services 144A 5.125% 6/1/25 #	237,000	225,743
Prime Security Services Borrower 144A 9.25% 5/15/23 #	936,000	994,219
TMS International 144A 7.25% 8/15/25 #	30,000	31,125
United Rentals North America 5.50% 5/15/27	1,317,000	1,307,124
5.875% 9/15/26	30,000	30,788

		5,277,173

Technology – 2.50%
Baidu 4.375% 3/29/28	500,000	502,606
Broadcom 3.50% 1/15/28	5,000	4,610
CDK Global 5.00% 10/15/24	409,000	418,432
CDW Finance 5.00% 9/1/25	239,000	237,279

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Technology (continued)
CommScope Technologies 144A 5.00% 3/15/27 #	530,000	$496,875
144A 6.00% 6/15/25 #	260,000	261,950
Dell International 144A 6.02% 6/15/26 #	5,000	5,282
First Data 144A 5.75% 1/15/24 #	415,000	418,113
144A 7.00% 12/1/23 #	815,000	855,750
Infor US 6.50% 5/15/22	443,000	452,414
Oracle 2.40% 9/15/23	5,000	4,791
RP Crown Parent 144A 7.375% 10/15/24 #	40,000	41,300
salesforce.com 3.70% 4/11/28	5,000	4,975
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	350,000	366,187
Solera 144A 10.50% 3/1/24 #	312,000	347,786
Symantec 144A 5.00% 4/15/25 #	215,000	208,369
Vantiv 144A 4.375% 11/15/25 #	200,000	189,750

		4,816,469

Telecommunications – 2.66%
AT&T 5.25% 3/1/37	5,000	5,095
CenturyLink 6.75% 12/1/23	410,000	412,563
Charter Communications Operating 5.75% 4/1/48	5,000	4,896
Crown Castle Towers 144A 4.883% 8/15/20 #	30,000	30,775
Digicel Group 144A 7.125% 4/1/22 #	850,000	593,937
Discovery Communications 5.20% 9/20/47	5,000	4,833
Historic TW 6.875% 6/15/18	25,000	25,035
Level 3 Financing 5.375% 5/1/25	477,000	462,690
Myriad International Holdings 144A 4.85% 7/6/27 #	635,000	621,506
Sprint 7.125% 6/15/24	708,000	715,080
7.625% 3/1/26	20,000	20,600
Sprint Communications 7.00% 8/15/20	302,000	313,370
Telecom Italia 144A 5.303% 5/30/24 #	200,000	199,750
Time Warner Cable 7.30% 7/1/38	5,000	5,819

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Telecommunications (continued)
Time Warner Entertainment 8.375% 3/15/23	10,000	$11,789
T-Mobile USA 6.375% 3/1/25	199,000	208,433
6.50% 1/15/26	505,000	528,356
Verizon Communications 4.50% 8/10/33	10,000	9,827
Viacom 4.375% 3/15/43	5,000	4,293
Vodafone Group 3.75% 1/16/24	5,000	4,979
Zayo Group 144A 5.75% 1/15/27 #	165,000	160,050
6.375% 5/15/25	753,000	766,178

		5,109,854

Transportation – 0.26%
FedEx 4.05% 2/15/48	15,000	13,761
Penske Truck Leasing 144A 3.30% 4/1/21 #	5,000	4,985
144A 4.20% 4/1/27 #	5,000	4,941
United Airlines 2014-1
Class A Pass Through Trust 4.00% 4/11/26 ♦	4,165	4,175
United Airlines 2014-2
Class A Pass Through Trust 3.75% 9/3/26 ♦	4,286	4,250
United Parcel Service 5.125% 4/1/19	10,000	10,216
XPO Logistics 144A 6.125% 9/1/23 #	455,000	466,807

		509,135

Utilities – 1.37%
AES 5.50% 4/15/25	345,000	350,175
6.00% 5/15/26	57,000	59,066
Calpine 144A 5.25% 6/1/26 #	625,000	592,969
5.50% 2/1/24	205,000	187,319
5.75% 1/15/25	380,000	346,750
144A 5.875% 1/15/24 #	50,000	50,000
Emera 6.75% 6/15/76 µ	395,000	420,161
Enel 144A 8.75% 9/24/73 #µ	200,000	226,750
Vistra Energy 144A 8.00% 1/15/25 #	371,000	403,463

		2,636,653

Total Corporate Bonds (cost $89,150,906)		87,350,933

(continues)	13

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal	Value
	amount°	(US $)

Non-Agency Asset-Backed Security – 0.05%

Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.376% 11/25/36f	100,000	$103,105

Total Non-Agency Asset-Backed Security (cost $87,000)		103,105

Non-Agency Collateralized Mortgage Obligation – 0.00%

Citicorp Mortgage Securities Trust
Series 2007-1 2A1 5.50% 1/25/22	2,406	2,412

Total Non-Agency Collateralized Mortgage Obligation (cost $2,355)		2,412

Regional Bond – 0.23%Δ

Argentina – 0.23%
Provincia de Cordoba 144A 7.125% 8/1/27 #	500,000	447,630

Total Regional Bond (cost $492,500)		447,630

Sovereign Bonds – 3.61%Δ

Argentina – 0.43%
Argentine Republic Government International Bond 6.875% 1/11/48	1,000,000	825,000

		825,000

Indonesia – 1.67%
Indonesia Government International Bonds 144A 5.125% 1/15/45 #	1,000,000	1,006,774
144A 6.75% 1/15/44 #	1,800,000	2,203,763

		3,210,537

Mexico – 1.51%
Mexico Government International Bonds 4.15% 3/28/27	1,613,000	1,588,805
4.35% 1/15/47	1,500,000	1,313,250

		2,902,055

Total Sovereign Bonds (cost $7,274,899)		6,937,592

US Treasury Obligations – 0.89%

US Treasury Bonds 2.75% 11/15/47	15,000	14,211

	Principal	Value
	amount°	(US $)

US Treasury Obligations (continued)

US Treasury Bonds 3.00% 5/15/47	115,000	$114,544
3.00% 2/15/48	25,000	24,912
US Treasury Notes 1.125% 7/31/21	185,000	176,870
1.375% 1/31/21	60,000	58,236
1.50% 8/15/26	1,045,000	942,460
1.75% 5/31/22	15,000	14,494
1.875% 7/31/22	65,000	63,018
1.875% 9/30/22	35,000	33,884
2.00% 12/31/21	5,000	4,894
2.00% 10/31/22	20,000	19,452
2.25% 2/15/27	10,000	9,534
2.25% 8/15/27	80,000	76,044
2.25% 11/15/27	50,000	47,476
2.50% 3/31/23	10,000	9,918
2.75% 4/30/23	10,000	10,029
2.75% 5/31/23	5,000	5,015
2.75% 2/15/28	85,000	84,213

Total US Treasury Obligations (cost $1,807,754)		1,709,204

Leveraged Non-Recourse Security – 0.00%

JPMorgan Fixed Income Auction Pass Through Trust
Series 2007-C 144A 0.237% 1/15/87 # ♦ =	500,000	0

Total Leveraged Non-Recourse Security (cost $425,000)		0

	Number of shares

Preferred Stock – 0.54%

Bank of America 6.50%µY	470,000	499,375
Colony NorthStar 15.46%Y	3,580	90,001
DDR 9.56%Y	946	21,900
Freddie MacY†	40,000	202,000
GMAC Capital Trust I 8.128% (LIBOR03M + 5.785%) 2/15/40 ●	6,000	156,660
Integrys Holding 8/1/73 µ	300	7,909
Washington Prime Group 13.32%Y	2,511	52,505

Total Preferred Stock (cost $1,878,574)		1,030,350

	Number of	Value
	shares	(US $)

Warrant – 0.00%

Wheeler Real Estate Investment Trust strike price $44, expiration date 4/29/19 †	12,540	$270

Total Warrant (cost $104)		270

	Principal
	amount°

Short-Term Investments – 2.31%

Discount Note – 0.45%≠
Federal Home Loan Bank 1.48% 6/1/18	860,172	860,172

		860,172

Repurchase Agreements – 1.86%
Bank of America Merrill Lynch 1.70%, dated 5/31/18, to be repurchased on 6/1/18, repurchase price $489,522 (collateralized by US government obligations 0.00%–0.875% 4/15/19–11/15/45; market value $499,290)	489,499	489,499
Bank of Montreal 1.65%, dated 5/31/18, to be repurchased on 6/1/18, repurchase price $1,468,565 (collateralized by US government obligations 0.00%–3.625% 7/19/18–5/15/47; market value $1,497,868)	1,468,498	1,468,498
BNP Paribas 1.75%, dated 5/31/18, to be repurchased on 6/1/18, repurchase price $1,630,949 (collateralized by US government obligations 0.00%–3.625% 10/31/18–2/15/46; market value $1,663,487)	1,630,870	1,630,870

		3,588,867

Total Short-Term Investments (cost $4,449,039)		4,449,039

Total Value of Securities – 141.07% (cost $259,721,274)	$271,390,343

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At May 31, 2018, the aggregate value of Rule 144A securities was $53,332,396,which represents 27.72% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

❖	Securities have been classified by type of business. Aggregate classification by country of origin has been presented in “Security type / sector and country allocations” on page 2.
❆	PIK. 100% of the income received was in the form of cash.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at May 31, 2018. Rate will reset at a future date.
p

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At May 31, 2018, the aggregate value of restricted securities was $2,042,805, which represented 1.06% of the Fund’s net assets. See Note 9 in “Notes to financial statements” and table on the next page for additional details on restricted securities.

Y	No contractual maturity date.
†	Non-income producing security.
●

Variable rate investment. Rates reset periodically. Rates shown reflect the rate in effect at May 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

f	Step coupon bond. Stated rate in effect at May 31, 2018 through maturity date.

(continues)	15

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Merion Champion’s Walk	8/4/17	$962,243	$933,860
Merion Champion’s Walk	2/13/18	24,959	24,223
Merion Countryside	5/11/16	556,469	963,233
Merion Countryside	4/7/17	50,110	78,100
Merion Countryside	5/3/18	31,238	43,389

Total		$1,625,019	$2,042,805

The following foreign currency exchange contract was outstanding at May 31, 2018:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BNYM	EUR	(55,324)	USD	64,518	6/1/18	$	(163)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Fund’s total exposure in such contract, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 6 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

ARM – Adjustable Rate Mortgage

BNYM – Bank of New York Mellon

ETN – Exchange-Traded Note

EUR – European Monetary Unit

FDR – Finnish Depositary Receipt

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

H15T1Y – US Treasury Yield Curve Rate T Note Constant       Maturity 1 yr

ICE – Intercontinental Exchange

JREIT – Japanese Real Estate Investment Trust

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR12M – ICE LIBOR USD 12 Month

PIK – Pay-in-kind

PJSC – Private Joint Stock Company

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Enhanced Global Dividend and Income Fund

May 31, 2018 (Unaudited)

Assets:
Investments, at value[1]	$271,390,343
Cash	405,955
Foreign currencies, at value[2]	227,439
Dividend and interest receivable	2,458,184
Foreign tax reclaim receivable	416,608
Receivable for securities sold	168,754
Other assets[3]	105,920

Total assets	275,173,203

Liabilities:
Borrowing under line of credit	82,000,000
Payable for securities purchased	98,379
Contingent liabilities[3]	353,068
Investment management fees payable to affiliates	224,125
Other accrued expenses	89,874
Interest expense payable on line of credit	21,519
Reports and statements to shareholders expenses payable to affiliates	4,517
Other affiliates payable	2,930
Accounting and administration expenses payable to affiliates	1,231
Trustees’ fees and expenses payable to affiliates	1,145
Unrealized depreciation of foreign currency exchange contracts	163
Legal fees payable to affiliates	142

Total liabilities	82,797,093

Total Net Assets	$192,376,110

Net Assets Consist of:
Paid-in capital	$179,424,620
Distributions in excess of net investment income	(4,394,744)
Accumulated net realized gain	5,685,246
Net unrealized appreciation of investments	11,669,069
Net unrealized depreciation of foreign currencies	(7,918)
Net unrealized depreciation of foreign currency exchange contracts	(163)

Total Net Assets	$192,376,110

Net Asset Value

Common Shares
Net assets	$192,376,110
Shares of beneficial interest outstanding	15,829,048
Net asset value per share	$12.15

[1] Investments, at cost	$259,721,274
[2] Foreign currencies, at cost	230,266
[3] See Note 12 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Enhanced Global Dividend and Income Fund

Six months ended May 31, 2018 (Unaudited)

Investment Income:
Dividends	$3,290,323
Interest	3,285,679
Foreign tax withheld	(259,583)

6,316,419

Expenses:
Management fees	1,351,456
Interest expense	1,017,369
Reports and statements to shareholders expenses	63,317
Legal fees	45,946
Accounting and administration expenses	39,907
Dividend disbursing and transfer agent fees and expenses	22,127
Audit and tax fees	21,923
Custodian fees	16,703
Trustees’ fees and expenses	4,605
Registration fees	290
Other expenses	41,297

2,624,940
Less expenses paid indirectly	(584)

Total operating expenses	2,624,356

Net Investment Income	3,692,063

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,843,537
Foreign currencies	45,416
Foreign currency exchange contracts	(46,975)

Net realized gain	6,841,978

Net change in unrealized appreciation (depreciation) of:
Investments	(17,619,568)
Foreign currencies	(20,424)
Foreign currency exchange contracts	1,324

Net change in unrealized appreciation (depreciation)	(17,638,668)

Net Realized and Unrealized Loss	(10,796,690)

Net Decrease in Net Assets Resulting from Operations	$(7,104,627)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Enhanced Global Dividend and Income Fund

	Six months ended 5/31/18 (Unaudited)	Year ended 11/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,692,063	$6,891,256
Net realized gain	6,841,978	3,432,657
Net change in unrealized appreciation (depreciation)	(17,638,668)	25,775,699

Net increase (decrease) in net assets resulting from operations	(7,104,627)	36,099,612

Dividends and Distributions to Shareholders from:
Net investment income	(7,624,852)	(8,071,362)
Return of capital	—	(1,909,036)

	(7,624,852)	(9,980,398)

Capital Share Transactions:
Cost of shares repurchased[1]	—	(233,468)

Decrease in net assets derived from capital share transactions	—	(233,468)

Net Increase (Decrease) in Net Assets	(14,729,479)	25,885,746
Net Assets:
Beginning of period	207,105,589	181,219,843

End of period	$192,376,110	$207,105,589

Distributions in excess of net investment income	$(4,394,744)	$(461,955)

1See Note 4 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Enhanced Global Dividend and Income Fund

Six months ended May 31, 2018 (Unaudited)

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(7,104,627)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	64,370
Proceeds from disposition of investment securities	51,958,350
Purchase of investment securities	(57,994,059)
Purchases from disposition of short-term investment securities, net	10,249,545
Net realized gain on investments	(6,843,537)
Net change in unrealized (appreciation) depreciation of investments	17,619,568
Net change in unrealized (appreciation) depreciation of foreign currencies	20,424
Net change in unrealized (appreciation) depreciation of foreign currency exchange contracts	(1,324)
Adjustments for return of capital	50,339
(Increase) decrease in receivable for securities sold	2,556,832
(Increase) decrease in dividends and interest receivable	(321,427)
(Increase) decrease in foreign dividend reclaim receivable	(152,540)
Increase (decrease) in payable for securities purchased	(2,286,372)
Increase (decrease) in other affiliates payable	(2,127)
Increase (decrease) in Trustees’ fees and expenses payable	(271)
Increase (decrease) in accounting and administration expenses payable to affiliates	2
Increase (decrease) in investment management fees payable to affiliates	(554)
Increase (decrease) in reports and statements to shareholders expenses payable to affiliates	1,801
Increase (decrease) in legal fees payable to affiliates	(14)
Increase (decrease) in other accrued expenses payable	(63,238)
Increase (decrease) in interest expense payable	4,441

Total adjustments	14,860,209

Net cash provided by operating activities	7,755,582

Cash provided by (used for) financing activities:
Cash dividends and distributions paid to shareholders	(7,624,852)

Net cash used for financing activities	(7,624,852)

Effect of exchange rates on cash	(20,424)

Net increase in cash	110,306
Cash at beginning of period*	523,088

Cash at end of period*	$633,394

Cash paid for interest expense on leverage	$1,012,928

*Includes foreign currencies, at value as shown on the “Statement of assets and liabilities.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Enhanced Global Dividend and Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Six months ended 5/31/18[1]	Year ended
	(Unaudited)	11/30/17	11/30/16	11/30/15	11/30/14	11/30/13
Net asset value, beginning of period	$13.08	$11.43	$11.49	$13.19	$13.52	$12.02

Income (loss) from investment operations:
Net investment income[2]	0.23	0.44	0.42	0.57	0.59	0.58
Net realized and unrealized gain (loss)	(0.68)	1.84	0.36	(1.37)	(0.02)	1.82

Total from investment operations	(0.45)	2.28	0.78	(0.80)	0.57	2.40

Less dividends and distributions from:
Net investment income	(0.48)	(0.51)	(0.41)	(0.73)	(0.90)	(0.90)
Return of capital	—	(0.12)	(0.43)	(0.17)	—	—

Total dividends and distributions	(0.48)	(0.63)	(0.84)	(0.90)	(0.90)	(0.90)

Net asset value, end of period	$12.15	$13.08	$11.43	$11.49	$13.19	$13.52

Market value, end of period	$11.72	$11.98	$9.65	$9.72	$11.96	$12.25

Total return based on3:
Net asset value	(3.27% )	21.03%	8.65%	(5.30% )	4.94%	21.19%
Market value	1.87%	31.30%	8.44%	(11.65% )	5.02%	18.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$192,376	$207,106	$181,220	$182,254	$209,280	$214,429
Ratio of expenses to average net assets[4,5,6,7]	2.59%	2.38%	2.30%	2.10%	1.88%	1.88%
Ratio of net investment income to average net assets[8]	3.64%	3.50%	3.79%	4.52%	4.31%	4.47%
Portfolio turnover	19%	40%	54%	48%	56%	56%
Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$82,000	$82,000	$82,000	$84,000	$87,000	$65,725
Asset coverage per $1,000 of debt outstanding at end of period	$3,346	$3,526	$3,210	$3,170	$3,406	$4,263

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the six months ended May 31, 2018 are reflected on the “Statement of operations.”
[5]	The ratio of interest expense to average net assets for the six months ended May 31, 2018 and the years ended Nov. 30, 2017, 2016, 2015, 2014, and 2013 were 1.00%, 0.80%, 0.59%, 0.47%, 0.37%, and 0.36% respectively.
[6]	The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2018 and the years ended Nov. 30, 2017, 2016, 2015, 2014, and 2013 were 0.72%, 0.56%, 0.41%, 0.33%, 0.27%, and 0.27%, respectively.
[7]	The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2018 and the years ended Nov. 30, 2017, 2016, 2015, 2014, and 2013 were 1.13%, 1.12%, 1.19%, 1.14%, 1.13%, and 1.15%, respectively.
[8]	The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2018 and the years ended Nov. 30, 2017, 2016, 2015, 2014, and 2013 were 2.60%, 2.47%, 2.63%, 3.15%, 3.21%, and 3.38%, respectively.

See accompanying notes, which are an integral part of the financial statements.

(continues)	21

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

May 31, 2018 (Unaudited)

Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust, and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (1940 Act), as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

The primary investment objective of the Fund is to seek current income, with a secondary objective of capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or to be taken on the Fund’s federal income tax returns through the six months ended May 31, 2018 and for all open tax years (years ended Nov. 30, 2015–Nov. 30, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the six months ended May 31, 2018, the Fund did not incur any interest or tax penalties.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the

Fund’s investment performance and should not be confused with “yield” or “income.” Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Repurchase Agreements — The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on May 31, 2018, and matured on the next business day.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the six months ended May 31, 2018, the Fund earned $584 under this arrangement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, and the investment manager, an annual fee of 0.95%, calculated daily and paid monthly,

(continues)	23

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets excludes the line of credit liability.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets (excluding the line of credit liability) of all funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. For the six months ended May 31, 2018, the Fund was charged $7,376 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the six months ended May 31, 2018, the Fund was charged $23,673 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are Officers and/or Trustees of the Fund. These Officers and Trustees are paid no compensation by the Fund.

Cross trades for the six months ended May 31, 2018 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the six months ended May 31, 2018, the Fund engaged in securities purchases of $6,945,881. For the six months ended May 31, 2018, the Fund did not engage in securities sales.

3. Investments

For the six months ended May 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$57,705,774
Purchases of US government securities	288,285
Sales other than US government securities	51,776,228
Sales of US government securities	182,122

At May 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$259,929,382

Aggregate unrealized appreciation of investments and derivatives	$29,266,449
Aggregate unrealized depreciation of investments and derivatives	(17,805,651)

Net unrealized appreciation of investments and derivatives	$11,460,798

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

(continues)	25

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2018:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency, Asset- & Mortgage-Backed Securities	$—	$200,513	$—	$200,513
Corporate Debt	—	117,774,767	—	117,774,767
Foreign Debt	—	7,385,222	—	7,385,222
Common Stock
Consumer Discretionary	21,924,962	287,452	—	22,212,414
Consumer Staples	12,257,235	—	—	12,257,235
Diversified REITs	207,896	—	—	207,896
Energy	9,792,999	—	—	9,792,999
Financials	22,454,107	508,861	—	22,962,968
Healthcare	15,485,296	—	—	15,485,296
Healthcare REITs	104,365	—	—	104,365
Hotel REITs	984,639	—	—	984,639
Industrial REIT	204,674	—	—	204,674
Industrials	22,003,343	—	—	22,003,343
Information Technology	6,914,986	—	—	6,914,986
Mall REITs	135,065	—	—	135,065
Materials	4,512,243	—	—	4,512,243
Multifamily REITs	1,357,219	—	—	1,357,219
Office REITs	904,870	—	—	904,870
Shopping Center REITs	517,336	—	—	517,336
Single Tenant REIT	131,588	—	—	131,588
Telecommunication Services	8,182,200	—	—	8,182,200
Utilities	3,170,842	—	—	3,170,842
Convertible Preferred Stock[1]	1,795,263	2,905,922	—	4,701,185
Exchange-Traded Fund	14,348	—	—	14,348
Limited Partnerships[1]	40,462	—	2,042,805	2,083,267
Preferred Stock[1]	530,975	499,375	—	1,030,350
US Treasury Obligations	—	1,709,204	—	1,709,204
Warrant	—	270	—	270
Short-Term Investments	—	4,449,039	—	4,449,039

Total Value of Securities	$133,626,913	$135,720,625	$2,042,805	$271,390,343

Derivatives:[2]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(163)	$—	$(163)

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Convertible Preferred Stock	38.19%	61.81%	—	100.00%
Limited Partnerships	1.94%	—	98.06%	100.00%
Preferred Stock	51.53%	48.47%	—	100.00%

2Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the period end.

As a result of utilizing international fair value pricing at May 31, 2018, a portion of the Fund’s common stock was categorized as Level 2.

During the six months ended May 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

Limited
Partnerships
Beginning balance Nov. 30, 2017	$1,826,153
Purchases	56,736
Amortization of premium	(59,100)
Net change in unrealized appreciation	219,016

Ending balance May 31, 2018	$2,042,805

Net change in unrealized appreciation from investments still held at the end of the year	$219,016

When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

(continues)	27

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

4. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc. (Computershare), in the open market, if the shares of the Fund are trading at a discount to the Fund’s NAV on the dividend payment date. However, the dividend reinvestment plan provides that if the shares of the Fund are trading at a premium to the Fund’s NAV on the dividend payment date, the Fund will issue shares to shareholders of record at NAV. During the six months ended May 31, 2018 and the year ended Nov. 30, 2017, the Fund did not issue any shares under the Fund’s dividend reinvestment plan.

The Fund implemented an open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s shares, from time to time, in open-market transactions, at the discretion of management. The share repurchase program commenced on Aug. 1, 2016 and has no stated expiration date. For the year ended Nov. 31, 2017, the Fund repurchased 21,141 common shares valued at $233,468. The weighted average discount per share at the repurchase date was 11.91% for the year ended Nov. 30, 2017. There were no shares repurchased under the Fund’s share repurchase program for the six months ended May 31, 2018.

On May 24, 2018, the Fund’s Board approved a tender offer for the Fund. The tender offer authorized the Fund to purchase up to 20% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV at the close of business on the NYSE on the first business day following the expiration of the offer. The tender offer is expected to commence at the end of the third quarter of 2018 and is expected to be completed in the fourth quarter of 2018.There were no shares purchased in connection with a tender offer for the six months ended May 31, 2018 and the year ended Nov. 30, 2017.

5. Line of Credit

For the six months ended May 31, 2018, the Fund borrowed a portion of the money available to it pursuant to a $87,000,000 Amended and Restated Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 15, 2018. Effective June 15, 2018, the Fund entered into Amendment No. 3 to the Amended and Restated Credit Agreement that is scheduled to terminate on June 14, 2019. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At May 31, 2018, the par value of loans outstanding was $82,000,000, at a variable interest rate of 2.65%. The carrying value of the loan approximates fair value. During the six months ended May 31, 2018, the average daily balance of loans outstanding was $82,000,000, at a weighted average interest rate of approximately 1.24%.

Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee under the Amended and Restated Credit Agreement was computed at a rate of 0.15% per annum on the unused balance. The rate under Amendment No. 3 to the Amended and Restated Credit Agreement is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

6. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the six months ended May 31, 2018, the Fund entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

During the six months ended May 31, 2018, the Fund experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of asset and liabilities” and “Statement of operations.”

Derivatives generally. The table below summarizes the average balance of derivative holdings by the Fund during the six months ended May 31, 2018:

	Long Derivatives Volume	Short Derivatives Volume
Foreign currency exchange contracts (average cost)	$188,782	$161,367

7. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy, or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that, are subject to netting arrangements on the “Statement of assets and liabilities.”

At May 31, 2018, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$—	$(163)	$(163)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
BNY Mellon	$(163)	$—	$—	$—	$—	$(163)

(continues)	29

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

7. Offsetting (continued)

Master Repurchase Agreements

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an MRA). The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of May 31, 2018, the following table is a summary of Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$489,499	$(489,499)	$—	$(489,499)	$—
Bank of Montreal	1,468,498	(1,468,498)	—	(1,468,498)	—
BNP Paribas	1,630,870	(1,630,870)	—	(1,630,870)	—

Total	$3,588,867	$(3,588,867)	$—	$(3,588,867)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of May 31, 2018.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

8. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in a series of individual separate accounts, each corresponding to the Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the

Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the six months ended May 31, 2018, the Fund had no securities out on loan.

9. Credit and Market Risk

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating

(continues)	31

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

9. Credit and Market Risk (continued)

organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the six months ended May 31, 2018. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and restricted securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (ASU) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

On Nov. 17, 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. This update intends to reduce diversity in the presentation of restricted cash and restricted cash equivalents in the statement. Any restricted cash and restricted cash equivalents will be included as components of cash and cash equivalents as presented on the statement of cash flows. For the Fund, the effective date of this update is for periods beginning after Dec. 15, 2017. At this time, management is evaluating the implications of this ASU and believes it will not have a material impact on the financial statements.

12. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. We believe the matter subject to the litigation notice may lead to a recovery from the Fund of certain amounts received by the Fund because a US Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $353,068 and an asset of $105,920 based on the expected recoveries to unsecured creditors as of May 31, 2018 that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to May 31, 2018 that would require recognition or disclosure in the Fund’s financial statements.

33

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Delaware Enhanced Global Dividend and Income Fund

Fund management

Roger A. Early, CPA, CFA

Executive Director, Global Co-Head of Fixed Income — Macquarie Investment Management

Roger A. Early is global co-head of the firm’s fixed income team. He rejoined Macquarie Investment Management (MIM) in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in the Americas in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left the firm as head of its US investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining the firm in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Mr. Early has been a co-portfolio manager of the Fund since January 2008.

Liu-Er Chen, CFA

Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Macquarie Investment Management (MIM) in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China, and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Mr. Chen has been a co-portfolio manager of the Fund since June 2007.

Edward A. “Ned” Gray, CFA

Senior Vice President, Chief Investment Officer — Global and International Value Equity

Ned Gray manages the Global and International Value Equity strategies and has worked with the investment team for more than 30 years. Prior to joining Macquarie Investment Management (MIM) in June 2005 in his current position, Gray worked with the team as a portfolio manager at Arborway Capital and Thomas Weisel Partners. At ValueQuest/TA, which he joined in 1987, Gray was a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business, and law from Tufts University’s Fletcher School of Law and Diplomacy.

Mr. Gray has been a co-portfolio manager of the Fund since July 2008.

Babak “Bob” Zenouzi

Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Macquarie Investment Management (MIM). Zenouzi created this team, including its process and its institutional and retail products, during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global real estate securities strategy. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined the firm in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Mr. Zenouzi has been a co-portfolio manager of the Fund since May 2006.

Damon J. Andres, CFA

Vice President, Senior Portfolio Manager

Damon J. Andres joined Macquarie Investment Management (MIM) in 1994 as an analyst, and is currently a senior portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Mr. Andres has been a co-portfolio manager of the Fund since January 2001.

Wayne A. Anglace, CFA

Senior Vice President, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s corporate and convertible bond strategies. Prior to joining Macquarie Investment Management (MIM) in March 2007 as a research analyst for the firm’s high grade, high yield, and convertible bond portfolios, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore, where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Mr. Anglace has been a co-portfolio manager of the Fund since March 2010.

Adam H. Brown, CFA

Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager and co-head of the firm’s high yield strategies. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management (MIM) in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

Mr. Brown has been a co-portfolio manager of the Fund since July 2016.

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Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

Craig C. Dembek, CFA

Senior Vice President, Global Head of Credit Research

Craig C. Dembek is global head of credit research and a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs). He rejoined Macquarie Investment Management (MIM) in March 2007. During his previous time at the firm, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Mr. Dembek has been a co-portfolio manager of the Fund since December 2012.

Paul A. Matlack, CFA

Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Macquarie Investment Management (MIM) from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Mr. Matlack has been a co-portfolio manager of the Fund since December 2012.

John P. McCarthy, CFA

Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager

John P. McCarthy is a senior portfolio manager and co-head for the firm’s high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research on the firm’s taxable fixed income team. McCarthy rejoined Macquarie Investment Management (MIM) in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio Manager, Team Leader — Large-Cap Value Equity

D. Tysen Nutt Jr. is currently senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Macquarie Investment Management (MIM) in 2004 as senior vice president and senior portfolio manager, Nutt led the US Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the CFA Society New York and the CFA Institute.

Mr. Nutt has been a co-portfolio manager of the Fund since March 2005.

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:

Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare, Inc. (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by the Plan Agent, as dividend disbursing agent, by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee), or by ACH if you so elect by contacting the Plan Agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

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Delaware Enhanced Global Dividend and Income Fund

Dividend reinvestment plan (continued)

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any US federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Section 19(a) notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the six months ended May 31, 2018
	Net Realized	Net Realized		Total Per
	Short-Term	Long-Term	Return of	Common
Net Investment Income	Capital Gains	Capital Gains	Capital	Share
$0.2411	$—	$0.1401	$0.1005	$0.4817
Percentage Breakdown of the Total Cumulative Distributions for the six months ended May 31, 2018
	Net Realized	Net Realized		Total Per
	Short-Term	Long-Term	Return of	Common
Net Investment Income	Capital Gains	Capital Gains	Capital	Share
50.00%	—	29.10%	20.90%	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s managed distribution policy. The Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the current fiscal year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Annual measurement period for tender offers

On May 24, 2018, the Fund announced that its Board of Trustees authorized the implementation of an annual tender offer measurement period to provide a periodic liquidity opportunity to shareholders. Specifically, commencing in 2019, if the Fund is trading at an average discount of more than 10% to net asset value during a 12-week measurement period established each year by the Board during the second calendar quarter of the year, the Fund will conduct a tender offer, subject to the conditions in the following paragraph.

Under this program, the Board determines the percentage of outstanding shares that will be redeemed in connection with a tender offer, and whether the tender offer will be at NAV plus a small fee or at a percentage of NAV. Additionally, the Fund would not accept tenders or effect repurchases if: (1) such transactions, if consummated, would (a) result in delisting of the Fund’s shares from the New York Stock Exchange (“NYSE”) (for example, if the Fund’s capitalization would fall below the minimum threshold for continued listing); (b) impair the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended; or (c) result in a failure to comply with the applicable asset coverage requirements in the event any senior securities are issued and outstanding (including those required by rating agencies or lenders, if any); (2) the amount of shares tendered would require liquidation of such a substantial portion of the Fund’s portfolio securities that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of the existing market conditions or such liquidation would have an adverse effect on the NAV of the Fund to the detriment of non-tendering shareholders; (3) there is any (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise adversely affecting the Fund that, in the Board’s judgment, would be material to the Fund; (b) suspension of or limitation on prices for trading securities generally on the NYSE or other national securities exchange(s), or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) National Market System; (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State; (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions; (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States; or (f) other event or condition that, in the Board’s judgment, would have a material adverse effect on the Fund or its shareholders if tendered shares were purchased; or (4) the Board determines that effecting any such transaction would constitute a breach of their fiduciary duty owed to the Fund or its shareholders. The Board may modify these exceptions in light of experience.

There can be no assurance that a tender offer will reduce or eliminate any spread between market price and the net asset value of the Fund’s shares. The market price of the shares will, among other things, be determined by the relative demand for and supply of shares in the market, the Fund’s investment performance, the Fund’s dividends and yields, and investor perception of the Fund’s overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a tender offer may be conducted may result in more of a reduction in the spread between market price and net asset value than might otherwise be the case.

Board consideration of sub-advisory agreements for Delaware Enhanced Global Dividend and Income Fund at a meeting held November 15-16, 2017

At a meeting held on Nov. 15-16, 2017, the Board of Trustees of Delaware Enhanced Global Dividend and Income Fund (the “Fund”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and each of Macquarie Investment Management Europe Limited (“MIMEL”) and Macquarie Investment Management Global Limited (“MIMGL”) for the Fund. MIMEL and MIMGL may also be referenced as “sub-advisor(s)” below.

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMEL and MIMGL, including its personnel, operations, and financial condition, which had been provided by MIMEL and MIMGL, respectively. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMEL and MIMGL; information concerning MIMEL’s and MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMEL’s and MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMEL and MIMGL; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by Management in connection with the approval of the Sub-Advisory Agreements were sent to the Independent Trustees in advance of the meeting. While attention was given to all information furnished, the following discusses some primary

(continues)	39

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Delaware Enhanced Global Dividend and Income Fund

Board consideration of sub-advisory agreements for Delaware Enhanced Global Dividend and Income Fund at a meeting held November 15-16, 2017 (continued)

factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, quality, and extent of services. The Board considered the nature, quality, and extent of services that MIMEL and MIMGL each would provide as a sub-advisor to the Fund. The Trustees considered the investment process to be employed by MIMEL and MIMGL in connection with DMC’s collaboration with MIMEL and MIMGL in managing the Fund, and the qualifications and experience of MIMEL and MIMGL’s fixed income teams with regard to implementing the Fund’s investment mandate. The Board considered MIMEL and MIMGL’s organization, personnel, and operations. The Trustees also considered Management’s review and recommendation process with respect to MIMEL and MIMGL, and Management’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by MIMEL and MIMGL to the Fund. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality, and extent of the sub-advisory services to be provided by MIMEL and MIMGL, as well as MIMEL and MIMGL’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objective, strategies, and policies.

In discussing the nature of the services proposed to be provided by the sub-advisors, several Board members observed that, unlike traditional sub-advisors, who make the investment-related decisions with respect to the sub-advised portfolio, the relationship contemplated in this case is more like a collaborative effort between the advisor and sub-advisors and a cross-pollination of investment ideas. Moreover, the Board noted the advisor’s and sub-advisors’ stated intention that the former retain the decision-making authority with respect to purchases and sales of securities in the sub-advised Fund.

Sub-advisory fees. The Board considered that DMC would not pay MIMEL and MIMGL fees in conjunction with the services that would be rendered to the sub-advised Fund. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between the advisor and sub-advisors, the proposed fee arrangement was understandable and reasonable.

Investment performance. In evaluating performance, the Board considered that MIMEL and MIMGL would provide investment advice and recommendations, including with respect to specific securities, for consideration and evaluation by DMC’s portfolio managers, but that DMC’s portfolio managers for the Fund would retain final portfolio management discretion over the Fund.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Fund investors as assets in the Fund increased, as applicable. The Board also considered that DMC and its affiliates may benefit by marketing a global approach to the portfolio management of its fixed income investment strategies.

Board consideration of sub-advisory agreements for Delaware Enhanced Global Dividend and Income Fund at a meeting held May 16-17, 2018

At a meeting held on May 16-17, 2018, the Board of Trustees of Delaware Enhanced Global Dividend and Income Fund (the “Fund”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and each of Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong (“MFMHK”) for the Fund. MIMGL and MFMHK may also be referenced as “sub-advisor(s)” below.

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMGL and MFMHK, including its personnel, operations, and financial condition, which had been provided by MIMGL and MFMHK, respectively. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMGL and MFMHK; information concerning MIMGL’s and MFMHK’s organizational structure and the experience of their key investment management personnel; copies of MIMGL’s and MFMHK’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMGL and MFMHK; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by Management in connection with the approval of the Sub-Advisory Agreements were sent to the Independent Trustees in advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, quality, and extent of services. The Board considered the nature, quality, and extent of services that MIMGL and MFMHK each would provide as a sub-advisor to the Fund. The Trustees considered the investment process to be employed by MIMGL and MFMHK in connection with DMC’s collaboration with MIMGL and MFMHK in managing the Fund, and the qualifications and experience of MIMGL and MFMHK’s equity teams with regard to implementing the Fund’s investment mandate. The Board considered MIMGL and MFMHK’s organization, personnel, and operations. The Trustees also considered Management’s review and recommendation process with respect to MIMGL and MFMHK, and Management’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by MIMGL and MFMHK to the Fund. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality, and extent of the sub-advisory services to be provided by MIMGL and MFMHK, as well as MIMGL and MFMHK’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objective, strategies, and policies.

In discussing the nature of the services proposed to be provided by the sub-advisors, several Board members observed that, unlike traditional sub-advisors, who make the investment-related decisions with respect to the sub-advised portfolio, the relationship contemplated in this case is limited to access to the additional quantitative investment resources and related technology support of MIMGL and MFMHK.

Sub-advisory fees. The Board considered that DMC would not pay MIMGL and MFMHK fees in conjunction with the services that would be rendered to the sub-advised Fund. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between the advisor and sub-advisors, the proposed fee arrangement was understandable and reasonable.

Investment performance. In evaluating performance, the Board considered that MIMGL and MFMHK would provide trade execution support, but that DMC’s portfolio managers for the Fund would retain portfolio management discretion over the Fund.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Fund investors as assets in the Fund increased, as applicable. The Board also considered that DMC and its affiliates may benefit by leveraging the global resources of its affiliates.

(continues)	41

About the organization

This semiannual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices.

Board of Trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds® by Macquarie Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds by Macquarie Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive Officer Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow†

Former Executive Vice President State Street Corporation

Boston, MA

John A. Fry†

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth†

Former Chief Investment Officer Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Former Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford†

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans†

Former Vice President and Treasurer

3M Company

St. Paul, MN

†Audit committee member

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds by Macquarie

Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/closed-end/ literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT)

Philadelphia, PA

Principal office of the Fund

2005 Market Street

Philadelphia, PA 19103-7094

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

computershare.com/investor

Website

delawarefunds.com/closed-end

Your reinvestment options

Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

	(a)	(b)	(c)	(d)

			Total Number of	Maximum Number (or
			Shares Purchased	Approximate Dollar
		Average	as Part of	Value) of Shares that
	Total Number of	Price	Publicly	May Yet Be Purchased
	Shares	Paid per	Announced Plans	Under the Plans or
Period	Purchased(1)	Share	or Program	Programs
Month #1 (1/1/2018 - 1/31/2018)	0	-	0	15,829,047.6820
Month #2 (2/1/2018 - 2/28/2018)	0	-	0	15,829,047.6820
Month #3 (3/1/2018 - 3/31/2018)	0	-	0	15,829,047.6820
Month #4 (4/1/2018 - 4/30/2018)	0	-	0	15,829,047.6820
Month #5 (5/1/2018 - 5/31/2018)	0	-	0	15,829,047.6820
Month #6 (6/1/2018 - 6/30/2018)	0	-	0	15,829,047.6820
Total	0	-	0	15,829,047.6820

1.	The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective July 25, 2016, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 34,568 shares.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s second fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

(c)

Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated February 3, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 3, 2018

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	August 3, 2018